AdCare®

454 Satellite Blvd., NW, Suite 100, Suwanee, GA 30024
p: 678.869.5116 | f: 678.368.4742
www.adcarehealth.com

September 7, 2017

BY EMAIL AND
BY CERTIFIED MAIL NO.
RETURN RECEIPT REQUESTED 7009 0080 0000 2925 4596

The Exchange Bank of Alabama
PO Box 1100
Gadsden, Alabama 35902

Re: Loan No. 574354 to Meadowood Property Holdings, LLC by The Exchange Bank of Alabama ("*Lender*"), as guaranteed by AdCare Health Systems, Inc. ("*AdCare*" or "*we*")

Ladies and Gentlemen:

We hereby notify Lender that AdCare has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Regional Health Properties, Inc., a wholly-owned subsidiary of AdCare ("RHE"), pursuant to which AdCare will merge with and into RHE ("Merger"), with RHE continuing as the surviving entity of the Merger. A detailed description of the Merger is enclosed. We also hereby request Lender's consent to and approval of the Merger.

Please signify Lender's consent to and approval of the Merger by signing as indicated below and returning the signed acknowledgement to me on or before September 20, 2017. Please advise immediately if Lender requires any additional information concerning the Merger or if Lender needs any document or replacement note executed by RHE in connection with its assumption of AdCare's obligations to Lender.

Sincerely,

AdCare Health Systems, Inc.

[signature]

Allan J. Rimland, President and CEO

Merger Consented to and approved by Lender
as of 29th, September 2017.

THE EXCHANGE BANK OF ALABAMA

By: [signature]
Name: Kevin Phillips
Title: Vice President

[BANK SEAL]

JOINDER AND FIRST AMENDMENT TO GUARANTY

THIS JOINDER AND FIRST AMENDMENT TO GUARANTY (this "Joinder") is made as of this 26th day of September, 2017 by and among **ADCARE HEALTH SYSTEMS, INC.**, a Georgia corporation ("AdCare"), **REGIONAL HEALTH PROPERTIES, INC.**, a Georgia corporation ("RHE"); AdCare and RHE shall be referred to herein individually each as a "Guarantor" and collectively as "Guarantors"), and **THE EXCHANGE BANK OF ALABAMA**, a chartered commercial bank ("Lender").

RECITALS:

A. Lender has extended to Meadowood Property Holdings, LLC, a Georgia limited liability ("Borrower"), which Borrower is an affiliate of Guarantors, a loan in the original principal amount of $4,125,000.00 and no/100 Dollars (the "Loan"), which Loan is reflected by a series of documents including a security agreement, promissory note and related documents, all of which together are the "Loan Documents".

B. The Loan is evidenced by, among other documents, that certain promissory note dated as of May 1, 2017, as made payable by Borrower to the order of Lender in the maximum principal amount of the Loan (as amended and/or restated from time to time, the "Note").

C. Borrower's obligations to Lender are guaranteed by AdCare under that certain Guaranty dated as of May 1, 2017, in favor of Lender (as the same may be amended, modified, reaffirmed or supplemented from time to time, the "Guaranty"). All capitalized terms used, but not defined in this Joinder shall have the meanings ascribed to them in the Guaranty.

D. Pursuant to that certain Agreement and Plan of Merger by and among AdCare and RHE, dated as of July 7, 2017 (the "Merger Agreement"), AdCare has advised Lender that it intends to merge with and into RHE and RHE will assume all of AdCare's liabilities as a result of the Merger (as such term is defined in the Merger Agreement).

E. The parties hereto desire to amend the Guaranty as set forth herein to, among other things, add RHE as a guarantor under the Guaranty, and in all other Loan Documents, subject to the terms and conditions of this Joinder.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Joinder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. **Joinder to Guaranty**. The parties hereto agree that RHE shall from the date hereof and hereafter be deemed a "Guarantor" and a "Credit Party" for all purposes of the Guaranty and all other Loan Documents. Accordingly, RHE hereby agrees to be bound by all of the conditions, covenants, representations, warranties and other agreements set forth in the Guaranty and the other Loan Documents, and hereby agree to promptly execute all further documentation required by Lender to be executed by RHE, consistent with the terms of the Guaranty.

2. **Amendments to Guaranty**. The Guaranty is hereby amended as follows:

2.1. The Guaranty is hereby amended and restated in its entirety as follows:

"To Lender: The Exchange Bank of Alabama
P.O. Box 1100
Gadsden, AL 35902

To Guarantors: Regional Health Properties, Inc.
454 Satellite Boulevard NW, Suite 100
Suwanee, Georgia 30024
Attn: Allan Rimland
Email: allan.rimland@rhe.com

AdCare Health Systems, Inc.
454 Satellite Boulevard NW, Suite 100
Suwanee, Georgia 30024
Attn: Allan Rimland
Email: allan.rimland@adcarehealth.com

With copy to: Gregory P. Youra, Esq.
Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 1800
Atlanta, Georgia 30339
Email: gyoura@hnzw.com

3. **Consent to Merger**. Notwithstanding anything to the contrary set forth in the Guaranty, and subject to the provisions set forth herein and consummation of the transactions contemplated hereby, Lender does hereby consent to the Merger.

4. **Confirmation of Representations and Warranties**.

4.1. AdCare represents and warrants to Lender, which representations and warranties shall survive the execution and delivery of this Joinder, that: (a) AdCare has full right, power and capacity to enter into, deliver and perform AdCare's obligations under this Joinder and the Guaranty; and (b) the representations and warranties in the Guaranty are true and correct as of the date hereof; and (c) this Joinder constitutes the legal, valid and binding obligation of AdCare, enforceable against AdCare in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally.

4.2. RHE hereby acknowledges that Lender, in consenting to the Merger and entering into the other agreements set forth in this Joinder, is relying on the following representations and warranties of RHE:

(a) RHE is a corporation, duly organized, validly existing and in good standing under the laws of the State of Georgia. RHE has full power and authority to enter into this Joinder and to perform all of its duties and obligations under this Joinder and Guaranty; such execution and performance have been duly authorized by all necessary manager, member and/or shareholder approval.

(b) RHE is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which RHE is a party, the effect of which will impair performance by RHE of its obligations under this Joinder and the Guaranty. Neither the execution and delivery of this Joinder nor compliance with the terms and provisions hereof or the Guaranty will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of RHE, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which RHE is a party or to which RHE or the property of RHE may be subject.

(c) There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demand pending, or to the knowledge of RHE, threatened that could adversely affect performance by RHE of its obligations under this Joinder or the Guaranty.

(d) This Joinder creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

5. **Reference to the Effect on the Guaranty**. Upon the effectiveness of this Joinder, each reference in the Guaranty to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Guaranty as modified by this Joinder.

6. **Affirmation**. Except as specifically modified pursuant to the terms hereof, the Guaranty, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Guarantors. Each Guarantor covenants and agrees to comply with all of the terms, covenants and conditions of the Guaranty, as modified hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

7. **Loan Document**. The parties acknowledge and agree that this Joinder and all agreements and instruments delivered to Lender in connection herewith, shall each constitute a "Loan Document" under the Loan Documents.

8. **GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.**

9. **Headings**. Section headings in this Joinder are included for convenience of reference only and shall not constitute a part of this Joinder for any other purpose.

10. **Counterparts**. This Joinder may be executed in counterparts, and all counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow Next]

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed as of the date first written above.

ADCARE:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By: ______________________
Name: Allan Rimland
Title: President, Chief Executive Officer and Chief Financial Officer

RHE:

REGIONAL HEALTH PROPERTIES, INC.,
a Georgia corporation

By: ______________________
Name: Allan Rimland
Title: President, Chief Executive Officer and Chief Financial Officer

LENDER:

THE EXCHANGE BANK OF ALABAMA
an Alabama Chartered Commercial Bank

By: ______________________
Name: Kevin Phillips
Title: Vice President

11.